UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: January 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JANUARY 31, 2008

Legg Mason Partners

Social Awareness Fund

Managed by	LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high total return consisting of capital appreciation and current income.

What’s Inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended January 31, 2008, it weakened significantly as the period progressed. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, the preliminary estimate for GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Commerce Department reported that consumer spending rose an anemic 0.3% in December 2007, the weakest growth rate in 15 months. Elsewhere, the U.S. Department of Labor estimated that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%, its lowest level since May 2005. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to

Legg Mason Partners Social Awareness Fund	I

Letter from the chairman continued

promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

The U.S. stock market was not for the faint of heart during the 12-month reporting period. After rising in three of the first four months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply during the last three months of the period due to mounting losses related to subprime mortgages and fears of recession in 2008. The market’s mounting woes were evident in January 2008, as the S&P 500 Indexiv fell 6.00%—its worst performance in the month of January since 1990. All told, the S&P 500 Index returned -2.31% during the 12 months ended January 31, 2008.

Looking at U.S. stock prices more closely, there were few bright spots, as the market’s weakness was broad in scope. Large-cap stocks outperformed their mid- and small-cap counterparts on a relative basis, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned -2.45%, -4.51% and -9.79%, respectively, during the 12 months ended January 31, 2008. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 0.07% and -6.20%, respectively.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling early in the period, yields then moved steadily higher during much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions.

Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and

II	Legg Mason Partners Social Awareness Fund

markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended January 31, 2008, two-year Treasury yields fell from 4.94% to 2.17%. Over the same time frame, 10-year Treasury yields fell from 4.83% to 3.67%. The U.S. yield curvex steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexxi, returned 8.81%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective January 22, 2008, Ronald T. Bates and David K. Kafes, portfolio managers at Legg Mason Investment Counsel, LLC (“LMIC”), manage the Fund. Mr. Bates is the lead portfolio manager of the Fund and manages the equity portion of the Fund. Mr. Kafes manages the fixed-income portion of the Fund. LMIC is a wholly-owned subsidiary of Legg Mason, Inc.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Social Awareness Fund	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 7, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Social Awareness Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. As portfolio managers, we attempt to identify financially sound companies that make a positive contribution to society through their products and services or through the way they do business. The Fund invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade and which may be of any maturity. The Fund may invest a portion of its assets in equity and debt securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. It was a highly volatile year for the equity market as investors were confronted with numerous macro-economic issues. Fear of recession, emerging market disruptions and inflationary pressures provided major headwinds. In addition, there were micro-economic and sector-specific concerns garnering attention, including a decline in the housing market. In particular, the subprime mortgage meltdown and the ensuing issues involving credit losses, toxic loans and structured investment vehicles held by many large financial institutions impacted the markets.

Based upon our macro-economic analysis throughout the period, we were able to identify what we believed to be lasting trends and continuing opportunities in the industrials, materials and alternative energy segments of the economy. These groups have been, and, in our opinion, continue to be, the beneficiaries of seemingly insatiable demand for resources generated from explosive growth in developing economies.

The fixed-income markets provided solid returns during the 12-month reporting period ended January 31, 2008, although disparity among sectors characterized the period. The Lehman Brothers U.S. Aggregate Indexi surged 3.80% in the last three months of the period, driving it to an 8.81% return for the 12-month reporting period as a whole. Returns for the Lehman Brothers U.S. Aggregate Index were driven primarily by Treasurys, as investors were drawn to higher-quality securities. The heightened investor risk aversion resulted in improving returns as one moved up the quality spectrum. In addition to Treasurys, Aaa-rated conventional mortgage-backed securities performed well during the fiscal year despite rising delinquencies and foreclosures among mortgage collateral. High-quality agency bonds benefited from a sharp drop in new issuance related to the slowdown in mortgage origination. Corporate bond performance suffered in an environment of widening credit spreads and accelerating credit rating downgrades, especially in the Financials sector.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. As market conditions changed throughout the year, we took some strategic actions. Within the equity portion of the Fund, actions taken included:

•

As the housing market softened and the extent of the credit crunch was being learned, we significantly reduced the Fund’s exposure to companies in the Financials sector such as banks and brokerage firms.

•	Due to the continuing weakness of the U.S. dollar, we focused on companies that derive a significant portion of their earnings from overseas.

•	In order to take advantage of growing international demand, we increased exposure to industrial and materials companies.

•	As the price of oil rose, we invested in companies providing alternative sources of energy, specifically solar energy and waste-to-energy.

•	Increased exposure to companies involved in agri-businesses.

Within the fixed-income portion of the Fund, we sought to improve credit quality and actively targeted a bulleted term structure (focusing on the 5-year term) against the backdrop of a “flight-to-quality” rally (especially in the short-end of the yield curveii). The bullet structure added to performance in this steepening yield curve environment. Actions taken included:

•	Opportunistically adding durationiii in the 5-year part of the yield curve.

•	A continued overweight to agency securities.

•	Adding higher quality corporate issuers to the portfolio.

•	Increasing exposure to more defensive sectors, such as the Health Care, Technology and Energy sectors.

•	Reduced exposure to lower-quality, higher beta (risk) issuers.

Performance review

For the 12 months ended January 31, 2008, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned 1.94%. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Indexiv, returned 8.81% and -2.31%, respectively, over the same time frame. The Fund’s former fixed-income benchmark, the Lehman Brothers Government/Credit Bond Indexv, returned 9.36% for the same period. The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%)vi returned 1.08% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 increased 0.51% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 654 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Social Awareness Fund 2008 Annual Report

PERFORMANCE SNAPSHOT As of January 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Social Awareness Fund — Class A Shares	0.78%	1.94%
Lehman Brothers U.S. Aggregate Index	6.82%	8.81%
S&P 500 Index	-4.32%	-2.31%
Lehman Brothers Government/Credit Bond Index	7.15%	9.36%
Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%)	-0.99%	1.08%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	-1.97%	0.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 0.21% and Class C shares returned 0.44% over the six months ended January 31, 2008. Excluding sales charges, Class B shares returned 0.91% and Class C shares returned 1.32% over the 12 months ended January 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B and Class C shares were 1.16%, 2.14% and 1.80%, respectively.

Q. What were the leading contributors to performance?

A. In terms of the Fund’s equity portfolio, stock selection added value. Specifically, stock picks in the Industrials, Materials and Health Care sectors were among the largest contributors to relative performance. From a sector allocation perspective, the Fund’s overall positioning enhanced results. This was largely due to an overweight, relative to the S&P 500 Index, to the Materials sector and an underweight to the Financials sector, and also having an exposure to alternative energy companies.

In the fixed-income portion of the portfolio, duration management contributed positively to performance. Relative to the Lehman Brothers U.S. Aggregate Index, overweights in U.S. Government & Agency Obligations and Agency mortgage-backed securities, as well as underweights in asset-backed and commercial mortgage-backed securities, also proved beneficial.

Q. What were the leading detractors from performance?

A. In terms of the Fund’s equity portfolio, stock selection in the Information Technology (“IT”) sector detracted from performance. From a sector

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any calculated among the 671 funds for the six-month period and among the 654 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	3

Fund overview continued

allocation perspective, the Fund’s results were negatively impacted by an underweighting in the Utilities sector.

In the fixed-income portion of the portfolio, the Fund was hurt by its underweight in the Treasury sector and by having a duration shorter than the Lehman Brothers U.S. Aggregate Index. In addition, the Fund held an overweight in corporates, specifically, the Financials sector. Issuer selection in the volatile Finance and Banking sector also detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund.

Thank you for your investment in Legg Mason Partners Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald T. Bates	David K. Kafes
Portfolio Manager	Portfolio Manager
Legg Mason Investment Counsel, LLC	Legg Mason Investment Counsel, LLC

February 19, 2008

4	Legg Mason Partners Social Awareness Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2008 were: Financials (18.1%), Health Care (12.4%), Information Technology (11.1%), Mortgage-Backed Securities (9.4%) and Industrials (8.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

vi

The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%) has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Lehman Brothers U.S. Aggregate Index.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2008

6	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2007 and held for the six months ended January 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	0.78%	$1,000.00	$1,007.80	1.21%	$6.12
Class B	0.21	1,000.00	1,002.10	2.24	11.30
Class C	0.44	1,000.00	1,004.40	1.79	9.04

[1]	For the six months ended January 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.11	1.21%	$6.16
Class B	5.00	1,000.00	1,013.91	2.24	11.37
Class C	5.00	1,000.00	1,016.18	1.79	9.10

[1]	For the six months ended January 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C
Twelve Months Ended 1/31/08	1.94%	0.91%	1.32%
Five Years Ended 1/31/08	8.56	7.58	7.82
Ten Years Ended 1/31/08	4.87	3.99	4.12

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C
Twelve Months Ended 1/31/08	(3.92)%	(2.99)%	0.54%
Five Years Ended 1/31/08	7.29	7.44	7.82
Ten Years Ended 1/31/08	4.25	3.99	4.12

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (1/31/98 through 1/31/08)		60.82%
Class B (1/31/98 through 1/31/08)		47.83
Class C (1/31/98 through 1/31/08)		49.72

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS B SHARES OF LEGG MASON PARTNERS SOCIAL AWARENESS
FUND VS. LEHMAN BROTHERS U.S. AGGREGATE INDEX, S&P 500 INDEX, LEHMAN BROTHERS
GOVERNMENT/CREDIT BOND INDEX AND BLENDED S&P 500 INDEX (70%) AND LEHMAN BROTHERS U.S.
AGGREGATE INDEX (30%)† — January 1998 - January 2008

†	Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2008. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Fund’s former fixed-income benchmark, the Lehman Brothers Government Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%) has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Lehman Brothers U.S. Aggregate Index. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Effective February 1, 2007, the Fund’s former fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index, changed to the Lehman Brothers U.S. Aggregate Index which includes mortgage-backed securities and has a shorter duration than the Fund’s former fixed-income benchmark.

10	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Schedule of investments

January 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE
COMMON STOCKS — 70.0%
CONSUMER DISCRETIONARY — 5.1%
	Hotels, Restaurants & Leisure — 1.5%
102,250	Yum! Brands Inc.	$3,492,860
	Media — 0.8%
37,200	Focus Media Holding Ltd., ADR*	1,787,460
	Multiline Retail — 1.4%
41,000	Macy’s Inc.	1,133,240
36,050	Target Corp.	2,003,659
	Total Multiline Retail	3,136,899
	Textiles, Apparel & Luxury Goods — 1.4%
43,000	V.F. Corp.	3,326,910
	TOTAL CONSUMER DISCRETIONARY	11,744,129
CONSUMER STAPLES — 7.8%
	Beverages — 1.8%
62,950	PepsiCo Inc.	4,292,561
	Food & Staples Retailing — 3.2%
130,400	CVS Corp.	5,094,728
77,100	Sysco Corp.	2,239,755
	Total Food & Staples Retailing	7,334,483
	Food Products — 0.9%
170,650	Darling International Inc.*	1,979,540
	Household Products — 1.9%
67,400	Procter & Gamble Co.	4,445,030
	TOTAL CONSUMER STAPLES	18,051,614
ENERGY — 6.8%
	Energy Equipment & Services — 2.2%
103,667	Grant Prideco Inc.*	5,160,543
	Oil, Gas & Consumable Fuels — 4.6%
64,150	Apache Corp.	6,122,476
70,281	BP PLC, ADR	4,480,414
	Total Oil, Gas & Consumable Fuels	10,602,890
	TOTAL ENERGY	15,763,433
FINANCIALS — 13.0%
	Capital Markets — 3.3%
18,345	Goldman Sachs Group Inc.	3,683,126
80,350	T. Rowe Price Group Inc.	4,064,906
	Total Capital Markets	7,748,032
	Commercial Banks — 2.3%
155,900	Wells Fargo & Co.	5,302,159

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	11

Schedule of investments continued

January 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE
	Consumer Finance — 1.1%
53,300	American Express Co.	$2,628,756
	Diversified Financial Services — 3.2%
90,700	Bank of America Corp.	4,022,545
42,750	NYSE Euronext	3,362,288
	Total Diversified Financial Services	7,384,833
	Insurance — 3.1%
72,275	American International Group Inc.	3,986,689
43,850	Arch Capital Group Ltd.*	3,089,671
	Total Insurance	7,076,360
	TOTAL FINANCIALS	30,140,140
HEALTH CARE — 11.3%
	Biotechnology — 2.7%
17,600	Amgen Inc.*	819,984
28,900	Genentech Inc.*	2,028,491
76,550	Gilead Sciences Inc.*	3,497,569
	Total Biotechnology	6,346,044
	Health Care Equipment & Supplies — 2.9%
36,600	Covidien Ltd.	1,633,458
27,400	Inverness Medical Innovations Inc.*	1,234,370
56,500	Stryker Corp.	3,783,805
	Total Health Care Equipment & Supplies	6,651,633
	Health Care Providers & Services — 5.7%
59,600	Aetna Inc.	3,174,296
78,200	Express Scripts Inc.*	5,277,718
48,500	Pediatrix Medical Group Inc.*	3,302,365
18,400	WellPoint Inc.*	1,438,880
	Total Health Care Providers & Services	13,193,259
	TOTAL HEALTH CARE	26,190,936
INDUSTRIALS — 8.4%
	Commercial Services & Supplies — 2.9%
104,900	Covanta Holding Corp.*	2,663,411
133,850	Republic Services Inc.	4,015,500
	Total Commercial Services & Supplies	6,678,911
	Electrical Equipment — 2.6%
70,750	Emerson Electric Co.	3,596,930
43,150	Suntech Power Holdings Co., Ltd., ADR*	2,361,599
	Total Electrical Equipment	5,958,529
	Machinery — 2.9%
58,950	Deere & Co.	5,173,452

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2008 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE
	Machinery — 2.9% continued
36,000	PACCAR Inc.	$1,689,120
	Total Machinery	6,862,572
	TOTAL INDUSTRIALS	19,500,012
INFORMATION TECHNOLOGY — 10.7%
	Communications Equipment — 2.3%
124,050	Cisco Systems Inc.*	3,039,225
85,850	Juniper Networks Inc.*	2,330,827
	Total Communications Equipment	5,370,052
	Computers & Peripherals — 1.0%
94,631	Network Appliance Inc.*	2,197,332
	IT Services — 1.3%
87,650	Accenture Ltd., Class A Shares	3,034,443
	Semiconductors & Semiconductor Equipment — 3.9%
107,850	Broadcom Corp., Class A Shares*	2,381,328
72,200	Linear Technology Corp.	1,997,774
205,100	Marvell Technology Group Ltd.*	2,434,537
32,400	MEMC Electronic Materials Inc.*	2,315,304
	Total Semiconductors & Semiconductor Equipment	9,128,943
	Software — 2.2%
87,250	Amdocs Ltd.*	2,887,103
68,300	Microsoft Corp.	2,226,580
	Total Software	5,113,683
	TOTAL INFORMATION TECHNOLOGY	24,844,453
MATERIALS — 3.2%
	Chemicals — 1.9%
26,000	Air Products & Chemicals Inc.	2,340,520
14,850	Potash Corporation of Saskatchewan Inc.	2,092,068
	Total Chemicals	4,432,588
	Construction Materials — 0.4%
6,800	Martin Marietta Materials Inc.	834,496
	Metals & Mining — 0.9%
20,880	Cleveland-Cliffs Inc.	2,126,419
	TOTAL MATERIALS	7,393,503
TELECOMMUNICATION SERVICES — 2.2%
	Diversified Telecommunication Services — 0.3%
21,900	AT&T Inc.	842,931
	Wireless Telecommunication Services — 1.9%
29,550	America Movil SAB de CV, Series L Shares, ADR	1,770,341

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	13

Schedule of investments continued

January 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE
	Wireless Telecommunication Services — 1.9% continued
68,725	American Tower Corp., Class A Shares*	$2,579,249
	Total Wireless Telecommunication Services	4,349,590
	TOTAL TELECOMMUNICATION SERVICES	5,192,521
UTILITIES — 1.5%
	Electric Utilities — 1.5%
44,050	Exelon Corp.	3,356,170
	TOTAL COMMON STOCKS (Cost — $136,572,385)	162,176,911
FACE AMOUNT
ASSET-BACKED SECURITIES — 1.8%
	Automobiles — 0.4%
$380,000	BMW Vehicle Owner Trust, 5.130% due 9/27/10	384,480
	Harley-Davidson Motorcycle Trust:
400,043	2.690% due 4/15/11	398,984
242,748	3.200% due 5/15/12	242,439
	Total Automobiles	1,025,903
	Credit Card — 1.4%
	MBNA Credit Card Master Note Trust:
2,500,000	4.200% due 9/15/10	2,504,486
711,000	4.300% due 2/15/11	713,217
	Total Credit Card	3,217,703
	TOTAL ASSET-BACKED SECURITIES (Cost — $4,194,713)	4,243,606
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
2,700,827	Federal Home Loan Mortgage Corp. (FHLMC), 5.500% due 12/15/18 (Cost — $2,684,292)	2,758,756
CORPORATE BONDS & NOTES — 8.9%
	Capital Markets — 1.2%
715,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	755,942
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 4.500% due 7/26/10	999,903
1,000,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	1,031,320
	Total Capital Markets	2,787,165
	Chemicals — 0.2%
600,000	Potash Corp. of Saskatchewan Inc., Notes, 5.875% due 12/1/36	566,462
	Commercial Banks — 0.3%
700,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	744,701
	Computers & Peripherals — 0.4%
1,000,000	International Business Machines Corp., Medium-Term Notes, 4.375% due 6/1/09	1,020,903

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2008 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 1.3%
$1,000,000	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	$1,024,952
2,175,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	1,877,003
	Total Consumer Finance	2,901,955
	Diversified Financial Services — 2.0%
1,000,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	1,019,152
1,000,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.000% due 3/22/11	871,851
750,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	786,181
650,000	IBM International Group Capital LLC, 5.050% due 10/22/12	676,608
700,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	738,953
540,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	645,554
	Total Diversified Financial Services	4,738,299
	Diversified Telecommunication Services — 0.5%
1,000,000	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	1,038,646
	Insurance — 0.3%
675,000	Genworth Financial Inc., Notes, 6.500% due 6/15/34	654,076
	Media — 0.7%
600,000	Comcast Corp., Bonds, 5.650% due 6/15/35	525,668
1,000,000	Walt Disney Co., Medium-Term Notes, Global Notes, 5.700% due 7/15/11	1,062,396
	Total Media	1,588,064
	Oil, Gas & Consumable Fuels — 0.3%
750,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	782,812
	Pharmaceuticals — 1.1%
650,000	Abbott Laboratories, 5.600% due 11/30/17	679,631
850,000	AstraZeneca PLC, 5.400% due 9/15/12	898,079
850,000	Johnson & Johnson, 5.150% due 8/15/12	915,069
	Total Pharmaceuticals	2,492,779
	Road & Rail — 0.3%
650,000	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	706,523
	Specialty Retail — 0.3%
700,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	702,857
	TOTAL CORPORATE BONDS & NOTES (Cost — $20,642,744)	20,725,242
MORTGAGE-BACKED SECURITIES — 9.4%
	FHLMC — 5.5%
	Federal Home Loan Mortgage Corp. (FHLMC):
707,123	6.000% due 9/1/37	725,215

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	15

Schedule of investments continued

January 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE
	FHLMC — 5.5% continued
	Gold:
$4,933,550	5.000% due 3/1/19-7/1/35	$4,965,570
1,508,594	4.500% due 6/1/21	1,507,584
2,823,427	6.000% due 2/1/22-2/1/36	2,898,695
1,239,251	6.500% due 1/1/37	1,287,904
1,190,551	5.500% due 2/1/37	1,205,722
	Total FHLMC	12,590,690
	FNMA — 3.0%
	Federal National Mortgage Association (FNMA):
259	6.500% due 3/1/29	271
636,485	4.500% due 2/1/35	618,881
3,911,875	5.500% due 6/1/36-11/1/36	3,966,003
2,379,755	6.000% due 5/1/37-9/1/37	2,442,700
	Total FNMA	7,027,855
	GNMA — 0.9%
1,725,635	Government National Mortgage Association (GNMA) I, 5.000% due 12/15/35	1,731,119
369,604	Government National Mortgage Association (GNMA) II, 7.000% due 11/20/36	389,193
	Total GNMA	2,120,312
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $21,132,128)	21,738,857
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.0%
	U.S. Government Agencies — 5.1%
	Federal National Mortgage Association (FNMA):
303,000	Bonds, 6.625% due 11/15/30	379,333
	Notes:
3,882,000	4.625% due 10/15/13	4,097,882
3,199,000	5.000% due 4/15/15	3,433,039
2,003,000	4.875% due 12/15/16	2,117,035
1,587,000	5.375% due 6/12/17	1,736,197
	Total U.S. Government Agencies	11,763,486
	U.S. Government Obligations — 1.9%
642,000	U.S. Treasury Bonds, 8.875% due 8/15/17	907,426
3,393,000	U.S. Treasury Notes, 3.375% due 11/30/12	3,478,888
	Total U.S. Government Obligations	4,386,314
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $15,129,316)	16,149,800
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $200,355,578)	227,793,172

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2008 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 1.6%
	Repurchase Agreement — 1.6%
$3,654,570	Goldman Sachs & Co. repurchase agreement dated 1/31/08, 2.850% due 2/1/08; Proceeds at maturity — $3,654,859; (Fully collateralized by U.S. government agency obligation, 6.500% due 11/1/36; Market value — $3,730,942) (Cost — $3,654,570)	$3,654,570
	TOTAL INVESTMENTS — 99.9% (Cost — $204,010,148#)	231,447,742
	Other Assets in Excess of Liabilities — 0.1%	223,388
	TOTAL NET ASSETS — 100.0%	$231,671,130

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $204,216,255

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	17

Statement of assets and liabilities

January 31, 2008

ASSETS:
Investments, at value (Cost — $204,010,148)	$231,447,742
Dividends and interest receivable	724,487
Receivable for Fund shares sold	47,636
Prepaid expenses	18,963
Total Assets	232,238,828
LIABILITIES:
Transfer agent fees payable	153,465
Investment management fee payable	129,412
Distribution fees payable	83,604
Payable for Fund shares repurchased	69,103
Deferred compensation payable	41,793
Trustees’ fees payable	16,166
Accrued expenses	74,155
Total Liabilities	567,698
TOTAL NET ASSETS	$231,671,130
NET ASSETS:
Par value (Note 6)	$141
Paid-in capital in excess of par value	205,009,186
Undistributed net investment income	255,886
Accumulated net realized loss on investments	(1,031,677)
Net unrealized appreciation on investments	27,437,594
TOTAL NET ASSETS	$231,671,130
Shares Outstanding:
Class A	10,906,704
Class B	2,383,169
Class C	768,413
Net Asset Value:
Class A (and redemption price)	$16.46
Class B1	$16.53
Class C1	$16.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.46

[1]	Redemption price per share is NAV of Class B and C shares reduced by 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Statement of operations

For the Year Ended January 31, 2008

INVESTMENT INCOME:
Interest	$4,015,627
Dividends	2,466,045
Less: Foreign taxes withheld	(10,495)
Total Investment Income	6,471,177
EXPENSES:
Investment management fee (Note 2)	1,671,187
Distribution fees (Notes 2 and 4)	1,115,752
Transfer agent fees (Note 4)	561,214
Shareholder reports (Note 4)	100,614
Legal fees	97,365
Registration fees	53,805
Audit and tax	42,700
Trustees’ fees	25,863
Insurance	6,489
Custody fees	2,814
Miscellaneous expenses	2,913
Total Expenses	3,680,716
NET INVESTMENT INCOME	2,790,461
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	57,392,579
Change in Net Unrealized Appreciation/Depreciation From Investments	(54,936,000)
Net Gain on Investments	2,456,579
INCREASE IN NET ASSETS FROM OPERATIONS	$5,247,040

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED JANUARY 31,	2008	2007
OPERATIONS:
Net investment income	$2,790,461	$3,156,106
Net realized gain	57,392,579	9,739,753
Change in net unrealized appreciation/depreciation	(54,936,000)	11,843,563
Increase in Net Assets From Operations	5,247,040	24,739,422
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,857,547)	(3,270,884)
Net realized gains	(56,777,244)	(20,404,383)
Decrease in Net Assets From Distributions to Shareholders	(59,634,791)	(23,675,267)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	23,013,176	20,551,834
Reinvestment of distributions	56,206,943	22,357,702
Cost of shares repurchased	(67,225,337)	(84,587,540)
Increase (Decrease) in Net Assets From Fund Share Transactions	11,994,782	(41,678,004)
DECREASE IN NET ASSETS	(42,392,969)	(40,613,849)
NET ASSETS:
Beginning of year	274,064,099	314,677,948
End of year*	$231,671,130	$274,064,099
* Includes undistributed net investment income of	$255,886	$187,584

See Notes to Financial Statements.

20	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$21.12	$21.06	$21.43	$21.59	$17.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27	0.28	0.23	0.24	0.18
Net realized and unrealized gain	0.37	1.62	0.23	0.61	4.43
Total income from operations	0.64	1.90	0.46	0.85	4.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.29)	(0.27)	(0.25)	(0.24)
Net realized gains	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(5.30)	(1.84)	(0.83)	(1.01)	(0.28)
NET ASSET VALUE, END OF YEAR	$16.46	$21.12	$21.06	$21.43	$21.59
Total return[2]	1.94%	9.60%[3]	2.20%[3]	4.05%[3]	26.92%[3]
NET ASSETS, END OF YEAR (000s)	$179,496	$201,214	$221,736	$263,581	$286,640
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.20%	1.19%[4]	1.15%	1.18%	1.20%
Net expenses	1.20	1.18 [4,5]	1.15	1.15 [5]	1.20
Net investment income	1.31	1.36	1.07	1.12	0.96
PORTFOLIO TURNOVER RATE	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$21.19	$21.14	$21.51	$21.65	$17.31
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.08	0.05	0.07	0.03
Net realized and unrealized gain	0.37	1.61	0.24	0.61	4.43
Total income from operations	0.43	1.69	0.29	0.68	4.46
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.09)	(0.10)	(0.06)	(0.08)
Net realized gains	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(5.09)	(1.64)	(0.66)	(0.82)	(0.12)
NET ASSET VALUE, END OF YEAR	$16.53	$21.19	$21.14	$21.51	$21.65
Total return[2]	0.91%	8.45%[3]	1.34%[3]	3.25%[3]	25.87%[3]
NET ASSETS, END OF YEAR (000s)	$39,401	$58,297	$75,702	$98,552	$110,204
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.23%	2.17%[4]	2.00%	1.99%	2.00%
Net expenses	2.23	2.17 [4,5]	2.00	1.96 [5]	2.00
Net investment income	0.29	0.37	0.23	0.31	0.16
PORTFOLIO TURNOVER RATE	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Social Awareness Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$21.28	$21.21	$21.57	$21.72	$17.37
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.15	0.16	0.08	0.08	0.05
Net realized and unrealized gain	0.37	1.62	0.24	0.61	4.45
Total income from operations	0.52	1.78	0.32	0.69	4.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.16)	(0.12)	(0.08)	(0.11)
Net realized gains	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(5.18)	(1.71)	(0.68)	(0.84)	(0.15)
NET ASSET VALUE, END OF YEAR	$16.62	$21.28	$21.21	$21.57	$21.72
Total return[2]	1.32%	8.88%[3]	1.50%[3]	3.28%[3]	25.99%[3]
NET ASSETS, END OF YEAR (000s)	$12,774	$14,553	$17,240	$20,983	$21,609
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.81%	1.83%[4]	1.87%	1.92%	1.93%
Net expenses	1.81	1.79 [4,5]	1.87	1.88 [5]	1.93
Net investment income	0.71	0.75	0.35	0.39	0.24
PORTFOLIO TURNOVER RATE	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “ Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Equity Funds, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

24	Legg Mason Partners Social Awareness Fund 2008 Annual Report

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2008, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$(5,051)	—	$5,051
(b)	140,439	$(140,439)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	25

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser . LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investment Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2008, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$12,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments

26	Legg Mason Partners Social Awareness Fund 2008 Annual Report

selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of January 31, 2008, the Fund had accrued $41,793 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$165,201,968	$31,608,638
Sales	191,601,873	38,444,496

At January 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,300,178
Gross unrealized depreciation	(7,068,691)
Net unrealized appreciation	$27,231,487

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$485,102	$348,820	$65,429
Class B	490,470	206,083	31,772
Class C	140,180	6,311	3,413
Total	$1,115,752	$561,214	$100,614

Legg Mason Partners Social Awareness Fund 2008 Annual Report	27

Notes to financial statements continued

5. Distributions to shareholders by class

	YEAR ENDED JANUARY 31, 2008	YEAR ENDED JANUARY 31, 2007
Net Investment Income:
Class A	$2,610,660	$2,889,009
Class B	145,550	267,329
Class C	101,337	114,546
Total	$2,857,547	$3,270,884
Net Realized Gains:
Class A	$43,739,009	$14,787,844
Class B	9,877,936	4,546,336
Class C	3,160,299	1,070,203
Total	$56,777,244	$20,404,383

6. Shares of beneficial interest

At January 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest capital stock authorized with par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED JANUARY 31, 2008		YEAR ENDED JANUARY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	876,871	$18,207,175	738,930	$15,505,445
Shares issued on reinvestment	2,498,989	43,600,699	813,790	16,584,756
Shares repurchased	(1,998,074)	(41,429,144)	(2,550,568)	(53,384,204)
Net increase (decrease)	1,377,786	$20,378,730	(997,848)	$(21,294,003)
Class B
Shares sold	138,212	$2,874,416	153,031	$3,217,377
Shares issued on reinvestment	566,578	9,854,766	231,124	4,705,988
Shares repurchased	(1,072,322)	(22,360,886)	(1,214,588)	(25,546,980)
Net decrease	(367,532)	$(9,631,704)	(830,433)	$(17,623,615)
Class C
Shares sold	95,453	$1,931,585	86,491	$1,829,012
Shares issued on reinvestment	156,818	2,751,478	52,088	1,066,958
Shares repurchased	(167,671)	(3,435,307)	(267,544)	(5,656,356)
Net increase (decrease)	84,600	$1,247,756	(128,965)	$(2,760,386)

28	Legg Mason Partners Social Awareness Fund 2008 Annual Report

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended January 31 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$3,436,815	$3,270,884
Net long-term capital gains	56,197,976	20,404,383
Total taxable distributions	$59,634,791	$23,675,267

As of January 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$331,878
Other book/tax temporary differences(a)	(901,562)
Unrealized appreciation/(depreciation)(b)	27,231,487
Total accumulated earnings/(losses) — net	$26,661,803

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

Legg Mason Partners Social Awareness Fund 2008 Annual Report	29

Notes to financial statements continued

finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

30	Legg Mason Partners Social Awareness Fund 2008 Annual Report

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	31

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10. Other matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain

32	Legg Mason Partners Social Awareness Fund 2008 Annual Report

investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

Legg Mason Partners Social Awareness Fund 2008 Annual Report	33

Notes to financial statements continued

12. Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

34	Legg Mason Partners Social Awareness Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Social Awareness Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Equity Funds), as of January 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Social Awareness Fund as of January 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 25, 2008

Legg Mason Partners Social Awareness Fund 2008 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s

36	Legg Mason Partners Social Awareness Fund

administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for all

Legg Mason Partners Social Awareness Fund	37

Board approval of management and subadvisory agreements (unaudited) continued

time periods. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in January 2007 and that the new portfolio management team rebalanced the Fund’s portfolio asset mix. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe and the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

38	Legg Mason Partners Social Awareness Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (“Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and lower than the median of the total expense ratios of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Social Awareness Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Social Awareness Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since April 2000)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None

40	Legg Mason Partners Social Awareness Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School
Number of portfolios in fund complex overseen by Trustee	49
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None

Legg Mason Partners Social Awareness Fund	41

Additional information (unaudited)

Information about Trustees and Officers continued

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None

42	Legg Mason Partners Social Awareness Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (since 1963)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Social Awareness Fund	43

Additional information (unaudited)

Information about Trustees and Officers continued

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)
Number of portfolios in fund complex overseen by Trustee	47
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	137
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

44	Legg Mason Partners Social Awareness Fund

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
JOHN CHIOTA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

Legg Mason Partners Social Awareness Fund	45

Additional information (unaudited)

Information about Trustees and Officers continued

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

46	Legg Mason Partners Social Awareness Fund

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a Fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Social Awareness Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2008:

Record date:	3/29/2007	6/28/2007	9/27/2007	12/12/2007	12/26/2007
Payable date:	3/30/2007	6/29/2007	9/28/2007	12/13/2007	12/27/2007
Ordinary income:
Qualified dividend income for individuals	71.61%	66.14%	66.14%	66.14%	66.14%
Dividends qualifying for the dividends received deduction for corporations	57.73%	57.73%	57.73%	57.73%	57.73%
Interest from Federal obligations	7.54%	7.54%	7.54%	7.54%	7.54%
Long-term capital gain dividend	—	—	—	$4.978153	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the distributions you received is exempt from state income taxes.

Please retain this information for your records.

48	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Visclone

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/08 SR08-528

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2007 and January 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $116,500 in 2007 and $132,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $33,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $18,700 in 2007 and $16,600 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades Andrew L. Breech Dwight B. Crane Robert M. Frayn, Jr. Frank G. Hubbard Howard J. Johnson David E. Maryatt Jerome H. Miller Ken Miller John J. Murphy Thomas F. Schlafly Jerry A. Viscione

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 02, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 02, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	April 02, 2008